Putnam
California
Tax Exempt
Money Market Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

With short-term interest rates at 40-year lows, it is all too easy for shareholders of money market funds to focus on current returns and overlook other qualities that still allow these funds to play an important role in a diversified investment program. Two such attributes are stability and liquidity.

The value of both of these features, which characterize Putnam California Tax Exempt Money Market Fund, cannot be overlooked in the current environment. The market turbulence of the past two years that drew many shareholders to money market funds as safe havens for their assets is likely to persist, at least in the near term. When shareholders are ready to re-enter the market, their funds will be readily available with no fees or penalties.

As you read this report, you may notice that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance for the future.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
May 8, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Since money market funds are generally considered a haven for investors seeking to maintain liquidity or weather uncertain times, it is easy to think of these mutual funds as passive investments. However, nothing could be further from the truth. In fact, managing a money market fund, especially one invested in securities issued in such high-tax states as California, can be quite challenging. Not only is demand for tax relief great, which has limited your fund's pool of available securities, but the dramatic decline in interest rates during 2001 complicated our search for attractive income. In spite of these complexities, as of March 31, 2002 -- the end of the first half of its fiscal year -- Putnam California Tax Exempt Money Market Fund's diverse mix of money market securities was earning a 7-day tax-free yield that exceeded the after-tax return of the average 7-day taxable money market fund (see page 4). Of course, this income, when reinvested, also contributed to the fund's total return.

Total return for 6 months ended 3/31/02

                             NAV
-----------------------------------------------------------------------
                            0.51%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* ENERGY CRISIS AND BUDGET CONCERNS PROMPTED DOWNGRADE OF CALIFORNIA GENERAL OBLIGATION BONDS

This past November, the energy crisis and resulting budget shortfalls prompted Moody's to downgrade California's general obligation bond rating from AA3 to A1. The state has yet to reach an agreement that will allow its long-awaited Power Bond issue to be brought to market. Both Governor Gray Davis and the five-member public Utilities Commission have indicated their willingness to compromise, however, and we believe the bonds will eventually become available.

The recession and questions about how California will adjust its budget in response to the economic slowdown have also factored into the state's credit downgrade. We believe initial revenue predictions were too optimistic, especially given the fact that personal income tax receipts are down. It's impossible to predict the outcome of the current budget process, which may well last into early summer, but early signs look positive. The state appears committed to taking the right steps to ensure that its rating does not drop further.

* SEARCH FOR ATTRACTIVE INCOME BECAME  MORE CHALLENGING

Although the Federal Reserve Board voted to keep interest rates steady at their January and March meetings, it reduced the federal funds rate three times, from 3% to 1.75%, during the final quarter of 2001. The lower rates were widely anticipated to help ease the recession and promote stability. We moved quickly to lock in higher market rates prior to the reductions as well as to extend maturities as much as possible. The purchase of securities issued by the Pasadena California School District and the City of Los Angeles Schools exemplify this strategy. By increasing the portfolio's average days to maturity in a declining-to-flat interest-rate environment, we are able to lock in the highest level of income for longer periods. Last fall, the fund's average days to maturity was as high as 79 days; this number slowly dropped through the winter as securities came due.

The average days to maturity fell to 39 days by March 31, as we rolled proceeds from maturing instruments into daily and weekly variable-rate demand notes. With investor expectations focusing on the possibility of an increase in short-term rates in response to increased economic activity, we believed it most advantageous to keep the fund's average maturity shorter so that we could take advantage of the rise in short-term rates generated by these expectations, and ultimately, a rate increase by the Federal Reserve.

* SUPPLY REMAINED TIGHT AS CASH FLOODED MARKET

Locating investment opportunities across California's tax-free money market universe continued to be difficult throughout the semiannual period. The supply of new issuance coming to market has been moderate while demand remains high, which is keeping short-term yields lower than the national average. During the first quarter of 2002, the situation was exacerbated by an inordinate number of tax-exempt issuers calling in higher-coupon bonds prior to their stated maturity in order to reduce their debt costs. When the issuers retired these bonds and prepaid bondholders, the prepayments had to be reinvested at the lower prevailing rates. In addition, bonds pay interest coupon payments semiannually, with the vast majority of them paying on a January/July or June/December schedule. Consequently, we saw a flood of cash coming into the market during December and January for reinvestment.


Fund Profile

Putnam California Tax Exempt Money Market Fund is designed for investors seeking current income exempt from state and federal income tax, consistent with capital preservation, stability of principal, and liquidity.


Given the tight supply of money-market eligible securities, we continue to look for smaller lots of tax-exempt money market instruments with values ranging between one and two million dollars. These smaller blocks of securities typically offer higher yields than larger lots of the same issuance. We invested in Sacramento, California tax allocation bonds, which are being used for redevelopment and are FSA insured, as part of this strategy.

On March 31, the fund had 71% of its assets invested in variable-rate demand notes. The remaining 29% of assets were invested in tax-exempt notes. Holdings are of the highest Tier 1 quality, which means that they are insured or backed by a letter of credit from an approved bank, corporate issuer, or insurance company, or they meet the rigorous requirements of our internal credit research team.

* STRONGER ECONOMIC GROWTH HAS INCREASED LIKELIHOOD OF HIGHER RATES

By many accounts, a U.S. economic recovery, like the recession that preceded it, is likely to be milder than in past business cycles. Historically low interest rates fueled a boom in home sales during 2001 -- a factor that was never present in previous recessions -- and helped to temper the downturn. Consequently, any recovery is likely to be more muted. As the rebound gets under way, higher interest rates are more likely, as the Federal Reserve Board walks a tightrope between promoting solid growth and fighting inflation.

To help position the fund for this eventuality, we will keep the portfolio more liquid by investing in daily and weekly variable-rate demand notes. The shorter maturities offered by these money market securities will allow us to respond quickly to rising rates in a timely fashion. We expect to extend maturities selectively in the coming months as we lock in the higher rates. We will continue to prize quality and stability as we endeavor to adjust to this constantly changing interest-rate picture.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/02, there is no guarantee the fund will continue to hold these securities in the future. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

This fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Jerome Jacobs, Blake Anderson, Joyce Dragone, David Hamlin, Susan McCormack, and Richard Wyke.

PERFORMANCE COMPARISONS (3/31/02)

                                                  Current     After-tax
                                                  return*      return
------------------------------------------------------------------------
Passbook savings account                           0.90%       0.50%
------------------------------------------------------------------------
Taxable money market fund 7-day yield              1.39        0.77
------------------------------------------------------------------------
3-month certificate of deposit                     1.96        1.09
------------------------------------------------------------------------
Putnam California Tax Exempt
Money Market Fund (7-day yield)                    0.91        0.91
------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 44.31% combined 2002 state and federal income tax rate.

*Sources: FleetBoston (passbook savings), Federal Reserve (3-month CDs),
 IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 3/31/02

                                 Merrill Lynch  Lipper California
                                      91-Day       Tax Exempt       Consumer
                     Fund shares  Treasury Bill    Money Market      price
                       at NAV         Index       Fund Average       index
-------------------------------------------------------------------------------
6 months                0.51%         1.05%           0.52%          0.22%
-------------------------------------------------------------------------------
1 year                  1.60          3.29            1.63           1.30
-------------------------------------------------------------------------------
5 years                12.89         27.76           13.50          11.62
Annual average          2.46          5.02            2.56           2.22
-------------------------------------------------------------------------------
10 years               27.03         59.84           29.46          28.21
Annual average          2.42          4.80            2.61           2.52
-------------------------------------------------------------------------------
Annual average,
life of fund
(since 10/26/87)        3.12          5.61            3.30           3.08
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current 7-day yield 1   0.91%
-------------------------------------------------------------------------------
Taxable
equivalent 2            1.63
-------------------------------------------------------------------------------
Current 30-day yield 1  0.82
-------------------------------------------------------------------------------
Taxable
equivalent 2            1.47
-------------------------------------------------------------------------------

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield data reflect the current earnings of the fund more closely than total return.

2 Assumes 44.31% combined 2002 state and federal income tax rate.
  Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

  Past performance does not indicate future results and more recent returns may be more or less than those shown. Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns will fluctuate.

DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/02

-------------------------------------------------------------------------------
Distributions                               6
-------------------------------------------------------------------------------
Income                                  $0.005105
-------------------------------------------------------------------------------
  Total                                 $0.005105
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.


COMPARATIVE BENCHMARKS

Lipper California Tax Exempt Money Market Fund Index is an arithmetic average of the total return of all California tax-exempt money market mutual funds. Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
March 31, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
LOC                 -- Letter of Credit
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.9%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
California (98.6%)
-------------------------------------------------------------------------------------------------------------------
$           800,000 ABAG Fin. Auth. VRDN, Ser. C, 1.2s, 10/1/27
                    (BNP Paribas (LOC))                                                   A-1+          $   800,000
            900,000 Alameda-Contra Costa Schools Financing Auth. VRDN,
                    Ser. A, 1.45s, 7/1/16 (Bank of Nova Scotia (LOC))                     A-1               900,000
          1,200,000 CA Economic Dev. Fin. Auth. VRDN (Volk Enterprises),
                    1.65s, 6/1/21 (Harris Trust and Savings Bank (LOC))                   A-1+            1,200,000
                    CA Poll. Control Fin. Auth. Rev. Bonds VRDN
          2,000,000 (Sierra Pacific Indl. Project), 1.45s, 2/1/13
                    (Bank of America LOC)                                                 VMIG1           2,000,000
          1,205,000 (Southdown, Inc.), 1.35s, 2/15/13
                    (Societe Generale (LOC))                                              VMIG1           1,205,000
                    CA State G.O. Bonds
            200,000 6 3/4s, 4/1/02                                                        Aa3               200,025
            150,000 5 3/8s, 10/1/02                                                       Aa3               152,292
            250,000 East Bay Muni. Util. Dist. Rev. Bonds, FGIC, 6s, 6/1/02               Aaa               251,952
            250,000 Foothill-De Anza, Cmnty. College Dist. G.O. Bonds,
                    4.3s, 8/1/02                                                          Aa2               251,678
          1,300,000 Indio, Multi-Fam. VRDN (Hsg. Mtg. -Carreon), Ser. A,
                    1.45s, 8/1/26 (Redlands Federal Bank (LOC))                           A-1+            1,300,000
          1,000,000 Irvine Ranch, Wtr. Dist. VRDN (Cons. Bonds), Ser. B,
                    1.35s, 10/1/09 (Landesbank Hessen Thueringen
                    (LOC))                                                                A-1+            1,000,000
            700,000 Irvine, 1915 Impt. Bd. Act VRDN (Assmt. Dist. No. 94-13),
                    1.35s, 9/2/22 (Canadian Imperial Bank (LOC))                          VMIG1             700,000
                    Los Angeles, Cmnty. Redev. Agcy. VRDN
            275,000 (Alpha Partnership), 2.35s, 12/1/13
                    (Wells Fargo & Co. (LOC))                                             A-1+              275,000
            200,000 (Southeast Partnership), 2.35s, 12/1/13
                    (Wells Fargo & Co. (LOC))                                             A-1+              200,000
            200,000 Los Angeles Cnty. Schools Regl. Bus. Svcs. COP
                    Ser. A, AMBAC, 3s, 3/1/03                                             Aaa               202,536
                    Los Angeles Cnty., Trans. Comm. Rev. Bonds Ser. A, MBIA,
            250,000 6 1/2s, 7/1/13 (PRE)                                                  Aaa               257,821
          1,000,000 6 1/4s, 7/1/13 (PRE)                                                  Aaa             1,030,623
            500,000 Los Angeles Cnty.,Trans. Comm. Sales Tax Rev. Bonds
                    (Proposition C), Ser. A, 6 3/4s, 7/1/19 (PRE)                         Aaa               515,795
            155,000 Los Angeles Dept. of Wtr. & Pwr. Rev. Bonds, 5s, 2/15/03              Aaa               159,741
          1,000,000 Los Angeles, Wastewater. Syst. Rev. Bonds, Ser. B, FGIC,
                    5s, 6/1/02                                                            AAA             1,003,864
            300,000 Milpitas Unified School Dist. G.O. Bonds, FSA,
                    3 1/2s, 9/1/02                                                        Aaa               301,744
          1,000,000 Oakland, VRDN (Cap. Equip.), 1.35s, 12/1/15
                    (Landesbank Hessen Thueringen (LOC))                                  VMIG1           1,000,000
          1,200,000 Orange Cnty., VRDN, AMBAC, 1.6s, 8/1/13                               VMIG1           1,200,000
          1,200,000 Pajaro Valley, U. School Dist. VRDN (School Fac.
                    Bridge Funding Program), FSA, 1.7s, 9/1/23                            VMIG1           1,200,000
          1,200,000 Pasadena Unified School Dist. G.O. Bonds
                    (Election of 1997), FSA, 3 1/2s, 11/1/02                              Aaa             1,210,443
            270,000 Sacramento Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Merged Downtown Sacramento), Ser. A, FSA,
                    4 3/4s, 11/1/02                                                       Aaa               274,712
          1,155,000 San Francisco City & Cnty. Arpt. Comm. Rev. Bonds,
                    Ser. 27B, FGIC, 4s, 5/1/02                                            Aaa             1,156,297
            125,000 San Francisco City & Cnty. COP (30 Van Ness Ave.
                    PPTY), Ser. A, MBIA, 4s, 9/1/02                                       AAA               125,906
            700,000 Santa Ana VRDN (Multi-Modal Town & Country),
                    1.45s, 10/1/20 (BNP Paribas (LOC))                                    A-1+              700,000
          1,300,000 Stockton, Multi-Fam. Hsg. VRDN (Mariners Pointe
                    Assoc.), Ser. A, 1.45s, 9/1/18 (Credit Suisse First
                    Boston (LOC))                                                         A-1+            1,300,000
          1,000,000 Sweetwater, High School VRDN, FSA, 1.7s, 6/1/13                       VMIG1           1,000,000
          1,700,000 Three Valleys, Muni. Wtr. Dist. VRDN, 1.45s, 11/1/14
                    (Bank of Nova Scotia (LOC))                                           VMIG1           1,700,000
            500,000 U. of CA Rev. Bonds (Multiple Purpose Projects), Ser. A,
                    MBIA, 6s, 9/1/02                                                      Aaa               509,651
          1,900,000 Westminster, VRDN (Civic Ctr.), Ser. B, AMBAC,
                    1 1/2s, 6/1/24                                                        A-1             1,900,000
                                                                                                      -------------
                                                                                                         27,185,080

Puerto Rico (0.3%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                    5 1/2s, 7/1/02                                                        AAA               100,864
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $27,285,944) (b)                                           $ 27,285,944
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $27,577,056.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with demand or variable feature.

      Moody's Investor Service, Inc.
      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment
      Standard & Poor's Corp.
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment
      AAA = Extremely strong capacity to pay interest and repay principal

  (b) The aggregate identified cost on a tax basis is the same.

(PRE) These securities are prerefunded with callable dates within a year.

      The rates shown VRDN's are the current interest rates at March 31, 2002, which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at March 31, 2002 (as a percentage of net assets):

          Water & sewer             25.4%
          Education                 20.8
          Utilities                 16.0
          Transportation            11.2
          Capital improvements      10.7

      The fund had the following insurance concentrations greater than 10% at March 31, 2002 (as a percentage of net assets):

          FSA                       14.5%
          AMBAC                     12.0

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                           $27,285,944
-------------------------------------------------------------------------------------------
Cash                                                                                281,145
-------------------------------------------------------------------------------------------
Interest and other receivables                                                      153,780
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                8,759
-------------------------------------------------------------------------------------------
Total assets                                                                     27,729,628

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                14,385
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           69,603
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         33,314
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            8,709
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         8,352
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,155
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               17,054
-------------------------------------------------------------------------------------------
Total liabilities                                                                   152,572
-------------------------------------------------------------------------------------------
Net assets                                                                      $27,577,056

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                        $27,577,056
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class A share
($27,577,056 divided by 27,577,056 shares)                                            $1.00
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2002 (Unaudited)
Tax exempt interest income                                                         $228,343
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     62,086
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       28,410
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     3,069
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,351
-------------------------------------------------------------------------------------------
Auditing                                                                             10,473
-------------------------------------------------------------------------------------------
Registration fees                                                                     5,552
-------------------------------------------------------------------------------------------
Other                                                                                 5,687
-------------------------------------------------------------------------------------------
Total expenses                                                                      117,628
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (8,965)
-------------------------------------------------------------------------------------------
Net expenses                                                                        108,663
-------------------------------------------------------------------------------------------
Net investment income                                                               119,680
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $119,680
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         March 31     September 30
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $   119,680      $   647,959
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      119,680          647,959
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From net investment income                                               (119,680)        (647,959)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            2,193,139       (2,943,698)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 2,193,139       (2,943,698)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    25,383,917       28,327,615
--------------------------------------------------------------------------------------------------
End of period                                                         $27,577,056      $25,383,917
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                $0.0051      $0.0242      $0.0274      $0.0220      $0.0281      $0.0283
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                $0.0051      $0.0242      $0.0274      $0.0220      $0.0281      $0.0283
------------------------------------------------------------------------------------------------------------------
Total distributions                 $(0.0051)    $(0.0242)    $(0.0274)    $(0.0220)    $(0.0281)    $(0.0283)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.51*        2.45         2.78         2.22         2.85         2.87
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $27,577      $25,384      $28,328      $29,275      $29,464      $45,606
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .45*         .84          .81          .73          .75          .85
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .46*        2.40         2.72         2.26         2.89         2.80
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam California Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term California tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the funds' portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends are recorded daily by the fund and are paid monthly to the shareholders.

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months March 31, 2002, the fund's expenses were reduced by $8,965 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $297 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets. Currently, no payments are being made under the plan.

For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter receives proceeds from contingent deferred sales charges that apply to certain shares that have been exchanged from other Putnam funds. Putnam Retail Management, received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2002, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $18,138,878 and $16,070,000, respectively.

Note 4
Capital shares

At March 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                      Six months ended          Year ended
                                             March 31,       September 30,
                                                  2002                2001
---------------------------------------------------------------------------
Shares sold                                  8,567,311          19,228,906
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               133,705             637,469
---------------------------------------------------------------------------
                                             8,701,016          19,866,375

Shares repurchased                          (6,507,877)        (22,810,073)
---------------------------------------------------------------------------
Net increase (decrease)                      2,193,139          (2,943,698)
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam California Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA055-79276  064  5/02